UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 15, 2012
MOKITA VENTURES, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7695 SW 104th St., Suite 210, Miami, FL		33156
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(305) 663-7140
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 15, 2012, we entered into a convertible note with Exchequer Finance Inc.  Under the terms of the convertible note, Exchequer Finance Inc. has agreed to loan our company US$170,000.  The loan is convertible into shares of our common stock at a conversion price set at 75% of the average closing prices for the ten trading days immediately preceding the conversion date.  The loan will bear interest at 10% per annum and the principal amount of the loan is due and payable two years from the advancement date.

Item 9.01	Financial Statements and Exhibits
10.1	Convertible Note with Exchequer Finance Inc. dated March 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOKITA VENTURES, INC.
/s/ Douglas E. Forest
Douglas E. Forest
President and Director

Date:	March 23, 2012

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